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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-81210 and 333-88402) and Form S-8 (Nos. 333-30356, 333-67436, 333-88408 and 333-67650) of Quovadx, Inc. (formerly
XCare.net, Inc.) of our report dated March 23, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Denver, Colorado
March 31, 2003